UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2013
CELLULAR DYNAMICS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	001-36021 (Commission File Number)	26-1737267 (IRS Employer Identification No.)

525 Science Drive Madison, Wisconsin (Address of principal executive offices)	53711 (Zip Code)
Registrant’s telephone number, including area code: (608) 310-5100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
The registrant is furnishing this Current Report on Form 8-K/A solely to replace Exhibit 99.1 to the Form 8-K furnished by the registrant on November 12, 2013. The revised Exhibit 99.1 attached hereto reflects the following:
- Addition of the following paragraph:
CDI will host a conference call and webcast at 8:00 a.m. EST, November 13, 2013. The conference call may be accessed by dialing (877) 312-5886 for domestic callers and (206) 453-2872 for international callers. Please specify to the operator that you would like to join the Cellular Dynamics Third Quarter 2013 Financial Results Call, or reference conference ID# 96066198. The conference call also will be webcast live under the investor relations section of CDI's website at www.cellulardynamics.com, and will be archived there following the call for approximately one year.

Item 9.01(d) .	Exhibits.

Exhibit No.	Description
99.1	Press release dated November 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellular Dynamics International, Inc.
Date: November 12, 2013	By: /s/ David S. Snyder
David S. Snyder
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 12, 2013